SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2003


                          IASIS HEALTHCARE CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       333-94521             76-0450619
--------------------------------- -------------------------- -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)



           113 Seaboard Lane, Suite A-200                            37067
                 Franklin, Tennessee
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      (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (615) 844-2747


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated November 13, 2003, and supplemental financial information.

Item 12. Results of Operations and Financial Condition.

     The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

     On November 13, 2003, IASIS Healthcare Corporation (the "Company") issued a press release announcing its results for the fourth fiscal quarter and year ended September 30, 2003. For information regarding the results, reference is made to the press release dated November 13, 2003, and certain supplemental financial information, which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     Adjusted EBITDA represents net earnings (loss) before interest expense, gain or loss on sale of assets, minority interests, income taxes, depreciation and amortization, loss on debt extinguishment, impairment of assets held for sale, cumulative effect of a change in accounting principle, and reversal of excess loss accrual for discontinued physician practice operations. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. A table reconciling net earnings (loss) to adjusted EBITDA is included in the press release under Supplemental Condensed and Consolidated Statements of Operations Information. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IASIS HEALTHCARE CORPORATION


                                        By:      /s/ W. Carl Whitmer
                                                 -----------------------
                                                 W. Carl Whitmer
                                                 Chief Financial Officer

Date:    November 13, 2003

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                                  EXHIBIT INDEX


No.                                  Exhibit
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99.1            Press Release dated November 13, 2003, and supplemental
                financial information.


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